Exhibit 99.3
Caliburn Partnership Pty Limited
ABN 89 086 678 346
General Purpose Financial Report
For the Year Ended 30 June 2007
Presented in Australian Dollars

Caliburn Partnership Pty Limited

ABN 89 086 678 346
INDEPENDENT AUDIT REPORT TO THE MEMBERS OF
CALIBURN PARTNERSHIP PTY LIMITED
Scope
The financial report and directors’ responsibility
The financial report comprises the income statement, balance sheet, statement of changes in equity, cash flow statement, accompanying notes to the financial statements (1 to 23), and the directors’ declaration of Caliburn Partnership Pty Limited (the company) for the year ended 30 June 2007.
The directors of the company are responsible for the preparation and true and fair presentation of the financial report in accordance with the Corporations Act 2001. This includes responsibility for the maintenance of adequate accounting records and internal controls that are designed to prevent and detect fraud and error, and for the accounting policies and accounting estimates inherent in the financial report.
Audit Approach
We conducted an independent audit in order to express an opinion to the members of the company. Our audit was conducted in accordance with Australian Auditing Standards, in order to provide reasonable assurance as to whether the financial report is free of material misstatement.
The nature of an audit is influenced by factors such as the use of professional judgment, selective testing, the inherent limitations of internal control, and the availability of persuasive rather than conclusive evidence. Therefore, an audit cannot guarantee that all material misstatements have been detected.
We performed procedures to assess whether in all material respects the financial report presents fairly, in accordance with the Corporations Act 2001, including compliance with Accounting Standards and other mandatory financial reporting requirements in Australia, a view which is consistent with our understanding of the company’s financial position, and of their performance as represented by the results of their operations and cash flows.
We formed our audit opinion on the basis of these procedures, which included:
—	examining, on a test basis, information to provide evidence supporting the amounts and disclosures in the financial report; and

—	assessing the appropriateness of the accounting policies and disclosures used and the reasonableness of significant accounting estimates made by the directors.
While we considered the effectiveness of management’s internal controls over financial reporting when determining the nature and extent of our procedures, our audit was not designed to provide assurance on internal controls.
Independence
In conducting our audit, we followed applicable independence requirements of Australian professional ethical pronouncements and the Corporations Act 2001.

Caliburn Partnership Pty Limited
ABN 89 086 678 346
INDEPENDENT AUDIT REPORT TO THE MEMBERS OF
CALIBURN PARTNERSHIP PTY LIMITED
Audit Opinion
In our opinion, the financial report of Caliburn Partnership Pty Limited is in accordance with:
a.	the Corporations Act 2001, including:
i.	giving a true and fair view of the company’s financial position as at 30 June 2007 and of their performance for the year ended on that date; and

ii.	complying with Accounting Standards in Australia and the Corporation Regulations 2001; and
b.	other mandatory professional reporting requirements.
As stated in Note 1, the financial report also complies with International Financial Reporting Standards.
/s/ WHK Horwath Sydney
WHK Horwath Sydney
/s/ Anthony Rose
Anthony Rose
Dated this 10th day of September 2007
Additional Auditors Opinion Relating to the Inclusion of Note 24
Without amendment to the audit opinion made above, the directors have included note 24 to this financial report subsequent to its original execution (by the directors and auditors on 10 September 2007).
Note 24 presents a reconciliation of the financial statements prepared under Australian Equivalents to International Financial Reporting Standards to US GAAP. The above paragraphs in the audit report referring to the directors’ responsibility and audit approach are applicable to this additional auditors opinion. It should be noted that we did not carry out additional audit procedures other than auditing note 24. This includes but is not limited to subsequent events procedures. We therefore provide the following opinion.
Auditor’s Opinion
Note 24 presents fairly the reconciliation of the financial statements prepared under Australian Equivalents to International Financial Reporting Standards to US GAAP.
/s/ WHK Horwath Sydney
WHK Horwath Sydney
/s/ Ash Pather
Ash Pather
Dated 3 May 2010.

Caliburn Partnership Pty Limited
ABN 89 086 678 346
INCOME STATEMENT FOR THE YEAR ENDED 30 JUNE 2007
(PRESENTED IN AUSTRALIAN DOLLARS)

	Note	2007	2006
		$	$
Revenue	2	84,203,900	78,686,908
Employee benefits expense		(38,925,264)	(29,980,364)
Depreciation and amortisation expenses		(324,678)	(353,808)
External consultancy and advisor’s fees		(551,277)	(4,403,222)
Client distribution expense		(1,034,409)	(716,933)
Travelling expenses		(142,597)	(195,708)
Other expenses		(3,384,972)	(2,735,371)

Profit before income tax		39,840,703	40,301,502

Income tax expense	3	(11,971,118)	(12,020,226)

Profit attributable to members		27,869,585	28,281,276

The accompanying notes form part of these financial statements.

Caliburn Partnership Pty Limited
ABN 89 086 678 346
BALANCE SHEET AS AT 30 JUNE 2007
(PRESENTED IN AUSTRALIAN DOLLARS)

	Note	2007	2006
ASSETS
CURRENT ASSETS
Cash and cash equivalents	7	26,136,952	26,528,027
Trade and other receivables	8	5,962,734	9,069,185
Other current assets	9	2,570,534	939,326

TOTAL CURRENT ASSETS		34,670,220	36,536,538

NON-CURRENT ASSETS
Property, plant and equipment	10	890,016	980,197
Other non-current assets	9	4,864,194	652,700
Deferred tax asset	12	3,065,573	1,630,005

TOTAL NON-CURRENT ASSETS		8,819,783	3,262,902

TOTAL ASSETS		43,490,003	39,799,440

CURRENT LIABILITIES
Trade and other payables	11	24,849,047	18,824,366
Current tax liabilities	12	5,766,000	8,128,030
Provisions	13	195,836	212,853

TOTAL CURRENT LIABILITIES		30,810,883	27,165,249

NON-CURRENT LIABILITIES
Provisions	13	417,799	217,824

TOTAL NON-CURRENT LIABILITIES		417,799	217,824

TOTAL LIABILITIES		31,228,682	27,383,073

NET ASSETS		12,261,321	12,416,367

EQUITY
Issued capital	14	205	205
Retained earnings		12,261,116	12,416,162

TOTAL EQUITY		12,261,321	12,416,367

The accompanying notes form part of these financial statements.

Caliburn Partnership Pty Limited
ABN 89 086 678 346
STATEMENT OF CHANGES IN EQUITY FOR YEAR ENDED 30 JUNE 2007
(PRESENTED IN AUSTRALIAN DOLLARS)

			Retained
		Share Capital	Earnings	TOTAL
	Note	$	$	$
Balance at 1 July 2005		205	5,819,377	5,819,582
Profit attributable to members		—	28,281,276	28,281,276
Dividends paid or provided for	6	—	(21,684,491)	(21,684,491)

Balance at 30 June 2006		205	12,416,162	12,416,367

Profit attributable to members		—	27,869,585	27,869,585
Dividends paid or provided for	6	—	(28,024,631)	(28,024,631)

Balance at 30 June 2007		205	12,261,116	12,261,321

The accompanying notes form part of these financial statements.

Caliburn Partnership Pty Limited
ABN 89 086 678 346
CASH FLOW STATEMENT FOR YEAR ENDED 30 JUNE 2007
(PRESENTED IN AUSTRALIAN DOLLARS)

		2007	2006
		$	$
CASH FLOW FROM OPERATING ACTIVITIES
Receipts from customers		93,092,137	79,480,194
Payments to suppliers and employees		(45,788,595)	(35,706,172)
Interest received		1,329,961	765,250
Taxes paid		(15,768,717)	(6,735,363)

Net cash provided by (used in) operating activities	18	32,864,786	37,803,909

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property, plant and equipment		(228,471)	(962,129)
Payment for investment		(6,071,528)	—
Proceeds from the sale of investments		1,068,769	—

Net cash provided by (used in) investing activities		(5,231,230)	(962,129)

CASH FLOW FROM FINANCING ACTIVITIES
Dividends paid		(28,024,631)	(21,684,491)

Net cash provided by (used in) financing activities		(28,024,631)	(21,684,491)

Net increase in cash held		(391,075)	15,157,289
Cash at beginning of year		26,528,027	11,370,738

Cash at end of year	7	26,136,952	26,528,027

The accompanying notes form part of these financial statements.

Caliburn Partnership Pty Limited
ABN 89 086 678 346
NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2007
(PRESENTED IN AUSTRALIAN DOLLARS)
NOTE 1: STATEMENT OF SIGNIFICANT ACCOUNTING POLICIES
The financial report is a general purpose financial report that has been prepared in accordance with Accounting Standards, including Australian Accounting Interpretations, other authoritative pronouncements of the Australian Accounting Standards Board and the Corporations Act 2001.
The financial report covers Caliburn Partnership Pty Limited which is a company limited by shares, incorporated and domiciled in Australia.
The financial report of Caliburn Partnership Pty Limited complies with all International Financial Reporting Standards (IFRS) in their entirety.
The following is a summary of the material accounting policies adopted by the company in the preparation of the financial report. The accounting policies have been consistently applied, unless otherwise stated.
Basis of Preparation
The accounting policies set out below have been consistently applied to all years presented.
Reporting Basis and Conventions
The financial report has been prepared on an accruals basis and is based on historical costs modified by the revaluation of selected non-current assets, financial assets and financial liabilities for which the fair value basis of accounting has been applied.
Accounting Policies
a.	Income Tax

The change for current income tax expenses is based on the profit for the year adjusted for any non-assessable or disallowed items. It is calculated using tax rates that have been enacted or are substantively enacted by the balance sheet date.

Deferred tax is accounted for using the balance sheet liability method in respect of temporary differences arising between the tax bases of assets and liabilities and their carrying amounts in the financial statements. No deferred income tax will be recognised from the initial recognition of an asset or liability, excluding a business combination, where there is no effect on accounting or taxable profit or loss.

Deferred tax is calculated at the tax rates that are expected to apply to the period when the asset is realised or liability is settled. Deferred tax is credited in the income statement except where it relates to items that may be credited directly to equity, in which case the deferred tax is adjusted directly against equity.

Deferred income tax assets are recognised to the extent that it is probable that future tax profits will be available against which deductible temporary differences can be utilised.

The amount of benefits brought to account or which may be realised in the future is based on the assumption that no adverse change will occur in income taxation legislation and the anticipation that the economic entity will derive sufficient future assessable income to enable the benefit to be realised and comply with the conditions of deductibility imposed by the law.

Caliburn Partnership Pty Limited
ABN 89 086 678 346
NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2007
(PRESENTED IN AUSTRALIAN DOLLARS)
NOTE 1: STATEMENT OF SIGNIFICANT ACCOUNTING POLICIES
b.	Property, Plant and Equipment

Each class of property, plant and equipment is carried at cost or fair value less, where applicable, any accumulated depreciation and impairment losses.

Plant and equipment

Plant and equipment are measured on the cost basis less depreciation and impairment losses.

The carrying amount of plant and equipment is reviewed annually by directors to ensure it is not in excess of the recoverable amount from these assets. The recoverable amount is assessed on the basis of the expected net cash flows that will be received from the assets’ employment and subsequent disposal. The expected net cash flows have been discounted to their present values in determining recoverable amounts.

Subsequent costs are included in the asset’s carrying amount or recognised as a separate asset, as appropriate, only when it is probable that future economic benefits associated with the item will flow to the company and the cost of the item can be measured reliably. All other repairs and maintenance are charged to the income statement during the financial period in which they are incurred.

Depreciation

The depreciable amount of all fixed assets is depreciated on a straight line basis over their useful lives to the economic entity commencing from the time the asset is held ready for use. Leasehold improvements are depreciated over the shorter of either the unexpired period of the lease or the estimated useful lives of the improvements.

The depreciation rates used for each class of depreciable assets are:

Class of Fixed Asset	Depreciation Rate
Plant and equipment	7.5 – 66.6%
The assets’ residual values and useful lives are reviewed, and adjusted if appropriate, at each balance sheet date.

An asset’s carrying amount is written down immediately to its recoverable amount if the asset’s carrying amount is greater than its estimated recoverable amount.

Gains and losses on disposals are determined by comparing proceeds with the carrying amount. These gains or losses are included in the income statement. When revalued assets are sold, amounts included in the revaluation reserve relating to that asset are transferred to retained earnings.

c.	Financial Instruments

Recognition

Financial instruments are initially measured at cost on trade date, which includes transaction costs, when the related contractual rights or obligations exist. Subsequent to initial recognition these instruments are measured as set out below.

Loans and receivables

Loans and receivables are non-derivative financial assets with fixed or determinable payments that are not quoted in an active market and are stated at amortised cost using the effective interest rate method.

Financial liabilities

Non-derivative financial liabilities are recognised at amortised cost, comprising original debt less principal payments and amortisation.

Caliburn Partnership Pty Limited
ABN 89 086 678 346
NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2007
(PRESENTED IN AUSTRALIAN DOLLARS)
NOTE 1: STATEMENT OF SIGNIFICANT ACCOUNTING POLICIES
d.	Impairment of Assets

At each reporting date, the company reviews the carrying values of its tangible and intangible assets to determine whether there is any indication that those assets have been impaired. If such an indication exists, the recoverable amount of the asset, being the higher of the asset’s fair value less costs to sell and value in use, is compared to the asset’s carrying value. Any excess of the asset’s carrying value over its recoverable amount is expensed to the income statement.

Impairment testing is performed annually for goodwill and intangible assets with indefinite lives.

Where it is not possible to estimate the recoverable amount of an individual asset, the company estimates the recoverable amount of the cash-generating unit to which the asset belongs.

e.	Leases

Leases of fixed assets where substantially all the risks and benefits incidental to the ownership of the asset, but not the legal ownership that are transferred to entities in the economic entity are classified as finance leases.

Leased assets are depreciated on a straight-line basis over the shorter of their estimated useful lives or the lease term.

Lease payments for operating leases, where substantially all the risks and benefits remain with the lessor, are charged as expenses in the periods in which they are incurred.

Lease incentives under operating leases are recognised as a liability and amortised on a straight-line basis over the life of the lease term.

f.	Revenue

Interest revenue is recognised on a proportional basis taking into account the interest rates applicable to the financial assets.

Revenue from the rendering of a service is recognised upon the delivery of the service to the customers.

All revenue is stated net of the amount of goods and services tax (GST).

g.	Goods and Services Tax (GST)

Revenues, expenses and assets are recognised net of the amount of GST, except where the amount of GST incurred is not recoverable from the Australian Taxation Office. In these circumstances, the GST is recognised as part of the cost of acquisition of the asset or as part of an item of the expense. Receivables and payables in the balance sheet are shown inclusive of GST.

Cash flows are presented in the cash flow statement on a gross basis, except for the GST component of investing and financing activities, which are disclosed as operating cash flows.

h.	Employee Benefits

Provision is made for the company’s liability for employee benefits arising from services rendered by employees to balance date. Employee benefits that are expected to be settled within one year have been measured at the amounts expected to be paid when the liability is settled, plus related on-costs. Employee benefits payable later than one year have been measured at the present value of the estimated future cash outflows to be made for those benefits.

i.	Provisions

Provisions are recognised when the company has a legal or constructive obligation, as a result of past events, for which it is probable that an outflow of economic benefits will result and that outflow can be reliably measured.

Caliburn Partnership Pty Limited
ABN 89 086 678 346
NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2007
(PRESENTED IN AUSTRALIAN DOLLARS)
NOTE 1: STATEMENT OF SIGNIFICANT ACCOUNTING POLICIES
j.	Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, deposits held at call with banks, other short-term highly liquid investments with original maturities of three months or less, and bank overdrafts. Bank overdrafts are shown within short-term borrowings in current liabilities on the balance sheet.

k.	Comparative Figures

When required by Accounting Standards, comparative figures have been adjusted to conform to changes in presentation for the current financial year.
NOTE 2: REVENUE

	Note	2007	2006
		$	$
Operating activities
— Fees received		80,785,143	76,626,875
— Interest revenue		1,329,961	765,250
— Expenses reimbursed		1,019,427	671,704
— Miscellaneous income		1,069,369	623,079

Total Revenue		84,203,900	78,686,908

NOTE 3: INCOME TAX EXPENSE

	2007	2006
	$	$
The prima facie tax on profit from ordinary activities before income tax is reconciled to the income tax as follows:
Prima facie tax payable on profit from ordinary activities before income tax at 30% (2006: 30%)	11,952,211	12,090,450
Add:
Tax effect of:
Non-deductible items	30,221	19,088
Less:
Over-provision in prior year	(20,350)	(42,652)
Other Items	9,036	(46,660)

Income tax attributable to entity	11,971,118	12,020,226

NOTE 4: KEY MANAGEMENT PERSONNEL COMPENSATION

	Short-term benefits
	Salary & Fees	Superannuation	Total
2007
Total compensation	19,835,808	146,995	19,982,803

2006
Total compensation	10,823,558	50,585	10,874,143

Caliburn Partnership Pty Limited

ABN 89 086 678 346
NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2007
(PRESENTED IN AUSTRALIAN DOLLARS)
NOTE 5: AUDITORS’ REMUNERATION

	2007	2006
	$	$
Remuneration of the auditor for:
— auditing or reviewing the financial report	30,000	25,000
— taxation services provided by related practice of auditor	104,493	81,019

	134,493	106,019

NOTE 6: DIVIDENDS

	2007	2006
	$	$
Final fully franked dividend paid to ordinary share and “C” class shares for the 2006 financial year	12,313,520	5,785,158
Interim fully franked dividend paid to ordinary share and “C” class shares for the 2007 financial year	15,711,111	15,899,333
Balance of franking account at year end adjusted for franking credits arising from
— payment of provision for income tax
— dividends recognised as receivables, and franking debits arising from payment of proposed dividends, and franking credits that may be prevented from distribution in subsequent financial years	3,816,395	1,674,389

NOTE 7: CASH AND CASH EQUIVALENTS

	2007	2006
	$	$
CURRENT
Cash at bank and in hand	26,130,583	26,521,011
Foreign currency petty cash	6,369	7,016

	26,136,952	26,528,027

The effective interest rate on short-term bank deposits was 6.34% (2006: 5.84%); these deposits have an average maturity of 30 days.

Caliburn Partnership Pty Limited

ABN 89 086 678 346
NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2007
(PRESENTED IN AUSTRALIAN DOLLARS)
NOTE 8: TRADE AND OTHER RECEIVABLES

	2007	2006
	$	$
CURRENT
Trade receivables	5,553,370	8,893,741
Other receivables	409,364	175,444

	5,962,734	9,069,185

NOTE 9: OTHER ASSETS

	2007	2006
	$	$
CURRENT
Prepayments	65,013	287,817
Units in unit trust — current	2,484,789	624,750
Other capitalised expenses
At cost	30,128	30,128
Accumulated amortisation	(9,396)	(3,369)

	20,732	26,759

	2,570,534	939,326

NON-CURRENT
Units in unit trust — non current	4,864,194	652,700

	4,864,194	652,700

NOTE 10: PROPERTY, PLANT AND EQUIPMENT

	2007	2006
	$	$
PLANT AND EQUIPMENT
Plant and equipment:
At cost	855,428	704,506
Accumulated depreciation	(553,500)	(395,086)

	301,928	309,420

Leasehold improvements
At cost	1,731,246	1,653,699
Accumulated depreciation	(1,143,158)	(982,922)

	588,088	670,777

Total property, plant and equipment	890,016	980,197

Caliburn Partnership Pty Limited

ABN 89 086 678 346
NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2007
(PRESENTED IN AUSTRALIAN DOLLARS)
NOTE 10: PROPERTY, PLANT AND EQUIPMENT

	Plant and	Leasehold
	Equipment	Improvements	Total
	$	$	$
a. Movements in Carrying Amounts
Movement in the carrying amounts for each class of property, plant and equipment between the beginning and the end of the current financial year
Balance at the beginning of year	309,418	670,779	980,197
Additions	150,923	77,548	228,471

Depreciation expense	(158,414)	(160,237)	(318,652)

Carrying amount at the end of year	301,927	588,090	890,016

NOTE 11: TRADE AND OTHER PAYABLES

	2007	2006
	$	$
CURRENT
Trade creditors	153,621	388,726
Sundry creditors and accruals	24,695,426	18,435,640

	24,849,047	18,824,366

NOTE 12: TAX

	2007	2006
	$	$
a. Liabilities
CURRENT
Income tax	5,766,000	8,128,030

b. Assets
NON-CURRENT
Deferred tax
Deferred tax assets	3,065,573	1,630,005

Caliburn Partnership Pty Limited

ABN 89 086 678 346
NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2007
(PRESENTED IN AUSTRALIAN DOLLARS)
NOTE 13: PROVISIONS

	2007	2006
Employee Benefits	613,635	430,677

	Long-term
	Employee
	Benefits	Total
	$	$
Analysis of Total Provisions
Current	195,836	212,853
Non-current	417,799	217,824

	613,635	430,677

NOTE 14: ISSUED CAPITAL

		2007	2006
	Note	$	$
180,000 (2006: 180,000) fully paid ordinary shares	14a	2	2
3 Fully paid “B” class shares	14b	3	3
20,000 Fully paid “C” class shares	14c	200	200

		205	205

There has been no movement in issued capital in the past year.
(a)	Ordinary shares have:
The right to proceeds on winding up of the company in proportion to the number of shares held.

The right to participate in dividends.

The right to one vote.
(b)	“B” Class Redeemable Preference Shares have:
The right to repayment of the amount paid in winding up of the company or on a reduction of capital.

A non-cumulative right to the payment of the “B” Class dividend amount.

No voting rights other than in respect of resolutions affecting the rights of “B” Class Redeemable Preference Shares as required by the Corporations Act 2001.

Caliburn Partnership Pty Limited

ABN 89 086 678 346
NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2007
(PRESENTED IN AUSTRALIAN DOLLARS)
(c)	“C” Class Convertible Redeemable Preference Shares have:
The right to repayment in priority to all other shares of the amount paid in winding up of the company or a reduction of capital.

The same right to dividends as an ordinary share.

No voting rights other than in respect of resolutions affecting the rights of “C” Class Convertible Redeemable Preference Shares as required by the Corporations Act 2001.
NOTE 15: SEGMENT REPORTING
The economic entity operates predominantly in the business of providing investment advice in Australia.
NOTE 16: CAPITAL AND LEASING COMMITMENTS

	2007	2006
	$	$
a. Operating Lease Commitments
Non-cancellable operating leases contracted for but not capitalised in the financial statements
Payable — minimum lease payments
— not later than 12 months	1,332,143	1,286,355
— between 12 months and five years	6,406,537	7,059,825

	7,738,680	8,346,180

b.	Capital Commitments

There were no significant capital commitments as at the reporting date.
NOTE 17: CONTINGENT LIABILITIES AND CONTINGENT ASSETS
There were no significant contingent liabilities as at reporting date.
NOTE 18: CASH FLOW INFORMATION

	2007	2006
	$	$
a. Reconciliation of Cash Flow from Operations with Profit after Income Tax
Profit after income tax	27,869,585	28,281,276
Non-cash flows in profit
Depreciation	324,678	353,808
Other items	(1,068,769)	—
Changes in assets and liabilities
(Increase)/decrease in trade and term debtors	3,106,450	(5,629,824)
(Increase)/decrease in other receivables	222,802	(603,806)
Increase/(decrease) in provision for employee entitlements	182,958	212,853
Increase/(decrease) in payables	6,024,680	9,904,739
Increase/(decrease) in income taxes payable	(2,362,030)	6,322,728
(Increase)/decrease in future income tax benefits	(1,435,568)	(1,037,865)

	32,864,786	37,803,909

Caliburn Partnership Pty Limited

ABN 89 086 678 346
NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2007
(PRESENTED IN AUSTRALIAN DOLLARS)
NOTE 19: EVENTS SUBSEQUENT TO REPORTING DATE
There have been no events subsequent to reporting date, which would have a material effect on the information contained in the financial report of the company.
NOTE 20: RELATED PARTY TRANSACTIONS
There were no related party transactions occurred during the year except for the key management personnel compensation in note 4.
NOTE 21: FINANCIAL INSTRUMENTS
a.	Financial Risk Management

The Company’s financial instruments consist mainly of deposits with banks, accounts receivable and accounts payable. The main purpose of non-derivative financial instruments is to raise funds for the company’s operations.
i. Financial Risks
The main risks the company is exposed to through its financial instruments are interest rate risk, liquidity risk and credit risk.
Interest rate risk
The Company has limited interest rate risk as there is currently no interest bearing loans.
Liquidity risk
The Company manages liquidity risk by monitoring forecast cash flows.
Credit risk
The maximum exposure to credit risk, excluding the value of any collateral or other security, at balance date to recognised financial assets, is the carrying amount, net of any provisions for impairment of those assets, as disclosed in the balance sheet and notes to the financial statements. The company does not have any material credit risk exposure to any single receivable or company of receivables under financial instruments entered into by the company.
b.	Financial Instruments
ii. Interest rate risk
The company’s exposure to interest rate risk, which is the risk that a financial instrument’s value will fluctuate as a result of changes in market interest rates and the effective weighted average interest rates on classes of financial assets and financial liabilities, is as follows:

Caliburn Partnership Pty Limited

ABN 89 086 678 346
NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2007
(PRESENTED IN AUSTRALIAN DOLLARS)

	Weighted
	Average
	Effective
	Interest rate		Floating Interest Rate		Non-Interest Bearing		Total
	2007	2006	2007	2006	2007	2006	2007	2006
	%	%	$	$	$	$	$	$
Financial Assets
Cash and cash equivalents	6.34	5.84	26,136,952	26,528,027	—	—	26,136,952	26,528,027
Receivables	—	—	—	—	5,962,736	9,069,186	5,962,736	9,069,186
Other financial assets	—	—	—	—	7,348,984	1,277,450	7,348,984	1,277,450

Total Financial Instruments			26,136,952	26,528,027	13,311,720	10,346,636	39,448,672	36,874,663

Financial liabilities Payables	—	—	—	—	24,849,047	18,824,366	24,849,047	18,824,366

Total Financial liabilities			—	—	24,849,047	18,824,366	24,849,047	18,824,366

c.	Net Fair Values

The net fair values of assets and liabilities approximate their carrying value. No financial assets or financial liabilities are readily traded on organised markets in standardised form.

The aggregate net fair values and carrying amounts of financial assets and financial liabilities are disclosed in the balance sheet and in the notes to the financial statements.
NOTE 22 CHANGE IN ACCOUNTING POLICY
A number of Australian Accounting Standards have been issued or amended which are not yet effective and have not been adopted in preparation of the financial statements at the reporting date:
NOTE 23 COMPANY DETAILS
The registered office of the company is:
C/- WHK Horwath

Level 15, 309 Kent Street

SYDNEY NSW 2000
The principal place of business is:
Level 34, The Chiefly Tower

2 Chifley Square

SYDNEY NSW 2000

Caliburn Partnership Pty Limited

ABN 89 086 678 346
NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2007
(PRESENTED IN AUSTRALIAN DOLLARS)
NOTE 24 RECONCILIATION TO US GAAP
The US GAAP reconciliation of the financial statements, being income statement, balance sheet and statement of changes in equity, for the year ended 30 June 2007 are presented below.
Income Statement
For the year ended 30 June 2007

		US GAAP
	AIFRS	Adjustments	US GAAP

Revenue	84,203,900	—	84,203,900

Employee benefits expense (24(b))	(38,925,264)	2,028,868	(36,896,396)
Depreciation and amortisation expenses	(324,678)	—	(324,678)
External consultancy and advisor’s fees	(551,277)	—	(551,277)
Client reimbursable expenses	(1,034,409)	—	(1,034,409)
Travelling expenses	(142,597)	—	(142,597)
Other expenses	(3,384,972)	—	(3,384,972)

Profit before income tax	39,840,703	2,028,868	41,869,571
Income tax expense	(11,971,118)	(608,660)	(12,579,778)

Profit attributable to members	27,869,585	1,420,208	29,289,793

Balance Sheet
As at 30 June 2007

		US GAAP
	AIFRS	Adjustments	US GAAP

Assets:
Current Assets
Cash and cash equivalents	26,136,952	—	26,136,952
Trade and other receivables	5,962,734	—	5,962,734
Deferred tax asset (24(a))	—	1,723,535	1,723,535
Other current assets	2,570,534	—	2,570,534

Total current assets	34,670,220	1,723,535	36,393,755

Non-Current Assets
Property, plant and equipment	890,016	—	890,016
Deferred compensation expense (24(b))	—	4,248,868	4,248,868
Other non-current assets	4,864,194	—	4,864,194
Deferred tax asset (24(a),(b))	3,065,573	(2,998,195)	67,378

Total non-current assets	8,819,783	1,250,673	10,070,456

Total assets	43,490,003	2,974,208	46,464,211

Liabilities:
Current Liabilities
Trade and other payables	24,849,047	—	24,849,047
Current tax liabilities	5,766,000	—	5,766,000
Provisions	195,836	—	195,836

Total current liabilities	30,810,883	—	30,810,883

Non-Current Liabilities
Long-term provisions	417,799	—	417,799

Total non-current liabilities	417,799	—	417,799

Total liabilities	31,228,682	—	31,228,682

Net Assets	12,261,321	2,974,208	15,235,529

Equity
Issued capital	205	—	205
Retained earnings (24(a),(b))	12,261,116	2,974,208	15,235,324

Total equity	12,261,321	2,974,208	15,235,529

Caliburn Partnership Pty Limited

ABN 89 086 678 346

NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2007
(PRESENTED IN AUSTRALIAN DOLLARS)
NOTE 24 RECONCILIATION TO US GAAP (CONTINUED)
Statement of Changes in Equity
For the year ended 30 June 2007

	IFRS
	Share	Retained		US GAAP
	Capital	Earnings	Total	Adjustments	US GAAP

Balance at July 1, 2006	205	12,416,162	12,416,367	1,554,000	13,970,367
Profit attributable to members	—	27,869,585	27,869,585	1,420,208	29,289,793
Dividends paid of provided for	—	(28,024,631)	(28,024,631)	—	(28,024,631)

Balance at June 30, 2007	205	12,261,116	12,261,321	2,974,208	15,235,529

Explanatory note to the reconciliation
(a)	Under AIFRS deferred tax balances are classified as non current assets. US GAAP requires the deferred tax asset to be classified between current and non current assets by determining the nature of the items that comprise the asset. The components of the deferred tax asset have been assessed on this basis with an adjustment of $1,723,535 being made to current deferred tax assets.

(b)	Long term deferred compensation balances were fully expensed under AIFRS. The deferred compensation represents an entitlement that has a requisite period of six years. Under US GAAP the deferred compensation has been adjusted to the extent that the amounts expensed at 30 June 2007 are reflective of the vesting period. The following adjustments were relevant:
(i)	$4,248,868 represents the deferred compensation assets balance as at 30 June 2007. This balance is the net of adjustments relating to opening balances (periods prior to 1 July 2006) and amounts being expensed to the statement of income for the current period.

(ii)	$2,028,868 represents the portion of deferred compensation that was adjusted under b(i) that is required to be released under US GAAP during the period 1 July 2006 to 30 June 2007. Under US GAAP this amount is released from the deferred compensation asset to employee benefits expense.

(iii)	$608,660 represents the adjustment to income tax expense as a result of the adjustment to the employee benefits expense.

(iv)	$1,274,660 represents the adjustment to deferred tax assets as a result of the recognition of deferred compensation assets.

Caliburn Partnership Pty Limited

ABN 89 086 678 346
DIRECTORS’ DECLARATION
The directors of the company declare that:
1.	The financial statements and notes as set out on pages 3 to 17 are in accordance with the Corporations Act 2001 and:
a.	comply with Accounting Standards and the Corporations Regulations 2001; and

b.	give a true and fair view of the financial position as at 30 June 2007 and of the performance for the year ended on that date of the company.
2.	In the directors’ opinion there are reasonable grounds to believe that the company will be able to pay its debts as and when they become due and payable.
This declaration is made in accordance with a resolution of the Board of Directors.

P J Hunt	S D Mordant
Dated this 10th day of September 2007
Declaration Relating to Note 24
Without amendment to the declaration made above, the directors advise that note 24, as set out on pages 18 to 19 has been added to this financial report subsequent to its original execution (on 10 September 2007).
Note 24 presents a reconciliation of the financial statements prepared under Australian Equivalents to International Financial Reporting Standards to US GAAP. The directors make the following declaration in regards to the inclusion of note 24:
1.	The reconciliation to US GAAP is in accordance with US GAAP.

2.	This additional declaration relates to note 24 only. No other matters, subsequent events, contingencies, amendments or the like have been considered or been revised in this financial report.
This declaration is made in accordance with a resolution of the Board of Directors.
Ron Malek

Director
Dated 3 May 2010.